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                                                                    EXHIBIT 10.3

* CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 AMENDMENT FOUR
                                       TO
                              DEVELOPMENT AGREEMENT
                                 ADDITIONAL WORK

         This Amendment Four made as of 13 May 2001 ("Effective Date") between SRI International, a California, non-profit and public benefit corporation, having a place of business located at 333 Ravenswood Avenue, Menlo Park, CA 94025 (hereinafter "SRI") and Lipid Sciences Incorporated, a Delaware corporation, having a place of business located at 7068 Koll Center Parkway, Suite 401, Pleasanton, CA 94566 (hereinafter "LSI").

         WHEREAS, SRI and LSI have entered into a development agreement having an effective date of October 6, 2000 and an Amendment One thereto dated March 8, 2001 and Amendment Two dated March 28, 2001 and Amendment Three dated May 12, 2001 (hereinafter individually and collectively "Development Agreement") and which the parties hereby amend; and

         WHEREAS, the parties intend that this Amendment Four provides for the details of additional work, which is outside of the scope of Phase II Development Plan of the Development Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, SRI and LSI agree as follows:

1. For consistency and unless otherwise defined herein all initially capitalized terms shall have the meaning set forth in the Development Agreement.

2. The scope of work and project cost, which the parties agree are outside of the scope of Phase II Development Plan of the Development Agreement are attached hereto as Exhibit A.

3. Unless expressly amended by this Amendment Three, all other terms and conditions of the Development Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date last subscribed below.


SRI:                                   LSI:
SRI International                      Lipid Sciences, Incorporated

By:    /s/ Margaret Baxter-Pearson     By:   /s/ Phil Radlick
       ---------------------------           ----------------
       Margaret Baxter-Pearson               Phil Radlick, Ph.D.
       Contracts Manager                     President & Chief Executive Officer

Date:  11/8/01                         Date: 11/13/01
      ----------------------------           --------------
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                                    EXHIBIT A

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